UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 28, 2021

SOUTHWEST GAS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37976	81-3881866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8360 S. Durango Dr.
Post Office Box 98510
Las Vegas, Nevada
(Address of principal executive offices)

89193-8510

(Zip Code)

Registrant’s telephone number, including area code: (702) 876-7237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of class)	(Trading symbol)	(Exchange on which registered)
Southwest Gas Holdings, Inc. Common Stock, $1 par value	SWX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 28, 2021, Centuri Group, Inc. (“Centuri”), a wholly owned subsidiary of Southwest Gas Holdings, Inc. (the “Company”), Electric T&D Holdings LLC, a wholly owned subsidiary of Centuri (the “Buyer”), ETDH Merger Sub, Inc. (“Merger Sub,” and together with Centuri and the Buyer, the “Company Parties”) and Drum Parent, Inc. (“Drum”) and OCM Drum Investors, L.P., as representative of certain stockholders and option holders of Drum (together with Drum, the “Seller Parties”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). Pursuant to the Merger Agreement, Merger Sub will merge with and into Drum with Drum surviving as a wholly owned subsidiary of the Buyer (the “Merger”). As consideration for the Merger, Centuri will pay $855 million in cash to the stockholders of Drum, subject to certain holdbacks and working capital adjustments.

Drum is the parent company of Riggs Distler & Co. Inc. (“Riggs Distler”), an electric services contracting company with major investor-owned electric utility customers in the Northeast and Mid-Atlantic regions, providing unionized installation and repair services for these utility customers. As a result of the Merger, Riggs Distler will become an indirect wholly owned subsidiary of Centuri.

The Merger Agreement contains certain customary representations, warranties and covenants of the parties. The Merger Agreement also contains customary closing conditions, including the expiration or termination of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. The Merger Agreement contains certain termination rights, including a mutual termination right if the Merger has not been completed prior to October 31, 2021.

The Company Parties furnished the Seller Parties with executed debt financing commitments, the proceeds of which will provide for funds to consummate the transactions contemplated by the Merger Agreement. Centuri intends to enter into a new term loan to finance the consideration for the Merger. The consummation of the Merger is not subject to a financing condition.

A copy of the Merger Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K. The description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the copy of the Merger Agreement filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Important Statement regarding the Merger Agreement. The Merger Agreement has been included to provide investors with information regarding terms of the Merger. It is not intended to provide any other factual information about the Company, Centuri, Drum, OCM Drum Investors, L.P. or their respective subsidiaries or affiliates. The representations, warranties, and covenants contained in the Merger Agreement were made only for purposes of the

Merger Agreement and as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations, qualifications or other particulars agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts or made for other purposes, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on current expectations, estimates and projections about, among others, the industry, markets in which the Company operates, and the transactions described in this Current Report on Form 8-K. While the Company’s management believes the assumptions underlying its forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond the control of the Company’s management. These risks include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against the Company and others following announcement of the Merger Agreement; (3) the inability to complete the Merger due to the failure to obtain financing; (4) risks that the proposed transaction disrupts current plans and operations; (5) the risks related to the ability of the Company and Centuri to integrate Riggs Distler; (6) the amount of the costs, fees, expenses and charges related to the Merger and the actual terms of certain financings that will be obtained for the Merger; and (7) other risks that are set forth under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and the Company’s Quarterly Reports on Form 10-Q for the quarter ended March 31, 2021. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are qualified by the cautionary statements in this section. We undertake no obligation to update or publicly release any revisions to forward-looking statements to reflect events, circumstances or changes in expectations after the date of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Merger Agreement, dated as of June 28, 2021, by and among Centuri Group, Inc., Electric T&D Holdings LLC, ETDH Merger Sub, Inc., Drum Parent, Inc. and OCM Drum Investors, L.P.*

104	Cover Page formatted in Inline XBRL.

*

The Company has omitted schedules and other similar attachments to such agreement pursuant to Item 601(b) of Regulation S-K. The Company will furnish a copy of such omitted document to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST GAS HOLDINGS, INC.

/s/ Karen S. Haller
Date: June 29, 2021	Karen S. Haller
Executive Vice President/Chief Legal and Administrative Officer